Fibrocell Reports Second Quarter 2018 Financial Results and Recent Highlights - Company to Host Conference Call and Webcast Today at 8:30 a.m. EDT - EXTON, PA – August 9, 2018 – Fibrocell Science, Inc. (NASDAQ: FCSC), a gene therapy company focused on transformational autologous cell-based therapies for skin and connective tissue diseases, today reported financial results for the second quarter ended June 30, 2018 and recent operational highlights. Fibrocell will host a conference call and webcast today at 8:30 a.m. EDT. “During the second quarter of 2018, we attained important milestones that continue to advance the development of our gene therapy candidates for rare and devastating conditions affecting the skin and connective tissue,” said John Maslowski, President and Chief Executive Officer of Fibrocell. “In May, we reported on interim results on the adult patients in the Phase 1 portion of our Phase 1/2 clinical trial of FCX-007 for the treatment of recessive dystrophic epidermolysis bullosa (RDEB). The data continued to show positive trends in safety, wound healing and pharmacology. Furthermore, we continue to progress the Phase 2 portion of the trial, including dosing our first patient and enrolling three pediatric patients.” “Our FCX-013 gene therapy program for the treatment of moderate to severe localized scleroderma also made notable progress this quarter. The U.S. Food and Drug Administration (FDA) allowed our Investigational New Drug application earlier this year, and in August, we initiated the first investigator site for clinical enrollment for our open label, single arm Phase 1/2 clinical trial,” said Mr. Maslowski. Recent program highlights and new updates are as follows: FCX-007  The first patient enrolled in the Phase 2 portion of the trial was dosed in June.  Three additional patients have been enrolled in the Phase 2 portion of the trial, for a total of four patients. The three new patients are all pediatric ages, while the recently dosed patient is an adult. Fibrocell expects to enroll a total of six patients ages seven and older by the end of the third quarter of 2018.  Fibrocell reported on interim data from four adult patients in the Phase 1 portion of the Phase 1/2 clinical trial of FCX-007 for the treatment of RDEB and provided a trial update, which was also presented at the 7th International Investigative Dermatology meeting. The safety data from these patients dosed with FCX-007 showed the product was well-tolerated up to 52 weeks post-administration. There were no serious adverse events and no product related adverse events reported. No type VII collagen (COL7) autoantibody response was noted. In addition, continued positive trends were noted in wound healing and pharmacology signals, including COL7 expression and evidence of anchoring fibrils.  Fibrocell expects to provide another interim data report and trial update in the first quarter of 2019.

FCX-013  Fibrocell obtained allowance from the FDA of the Investigational New Drug Application for FCX-013 to progress to clinical trials for the treatment of moderate to severe localized scleroderma in the first quarter of 2018, and the Company initiated the first investigator site for clinical enrollment for a Phase 1/2 clinical trial of FCX-013 in August. Corporate  Fibrocell closed a $4.0 million registered direct public offering of its common stock in July, which was priced at-the-market. In a concurrent private placement, the Company also issued unregistered warrants to purchase shares of Fibrocell common stock, representing 65% of the shares of common stock purchased in the registered direct public offering. The net proceeds of these offerings were approximately $3.5 million.  Fibrocell closed a $6.0 million registered direct public offering of its common stock in May, which was priced at-the-market. In a concurrent private placement, the Company also issued unregistered warrants to purchase shares of Fibrocell common stock, representing 75% of the shares of common stock purchased in the registered direct public offering. The net proceeds of these offerings were approximately $5.2 million.  Fibrocell implemented a one-for-five reverse stock split of its issued and outstanding shares of common stock in May. The Company’s common stock began trading on the Nasdaq Capital Market (Nasdaq) on a split adjusted basis beginning with the opening of trading on May 25, 2018. The reverse stock split was intended to increase the per share trading price of the Company’s common stock to permit it to regain compliance with the continued listing requirements of The Nasdaq Capital Market. On June 11, 2018, the Company received written notice from Nasdaq notifying the Company that the closing bid price of the Company's common stock had been at $1.00 per share or greater for a minimum of ten consecutive business days and accordingly, the Company had regained compliance with Nasdaq Listing Rule 5550(a)(2).  Fibrocell announced that its Board of Directors is conducting a comprehensive review of strategic alternatives focused on maximizing stockholder value in April. Fibrocell has engaged Canaccord Genuity LLC as its strategic financial advisor to assist with this review process. The Board of Directors has established a Special Committee to explore and evaluate potential strategic alternatives which may include a sale of the Company, a business combination, a merger or reverse merger with another company, a strategic investment into the Company, a sale, license or other disposition of corporate assets of the Company or continuing with the current business plan. Fibrocell has not set a timetable for completion of the review process. No decision has been made as to whether the Company will engage in a transaction or transactions, and there can be no assurance that this process will result in any transaction, or the terms or timing of any potential transaction. Financial Results for the Six Months Ended June 30, 2018 For the six months ended June 30, 2018, Fibrocell reported a diluted net loss of $1.03 per share, compared to a diluted net loss of $7.82 per share for the same period in 2017.

The 2018 period included approximately $0.3 million of non-cash warrant revaluation income, as compared to approximately $9.7 million of non-cash warrant revaluation expense for the same period in 2017. Additionally, the 2018 period included non-cash derivative revaluation income of approximately $0.2 million as compared to approximately $0.5 million in non-cash derivative revaluation income included in the 2017 period. Research and development expenses decreased 54.8% to approximately $2.9 million for the six months ended June 30, 2018, as compared to approximately $6.3 million for the same six- month period in 2017. This decrease was due primarily to decreased costs for our FCX-007 program of approximately $2.8 million, or 95.4%, to approximately $0.1 million for the six months ended June 30, 2018, as compared to approximately $3.0 million for the same period in 2017. These decreased costs were primarily the result of transitioning from dosing of adult patients and analysis of data in the Phase 1 portion of the Phase 1/2 clinical trial of FCX-007 to recruitment for the Phase 2 portion of the trial, and moving our manufacturing operations in- house from a third party contractor. Costs for our FCX-013 program decreased approximately $0.7 million, or 68.1%, to approximately $0.3 million for the six months ended June 30, 2018, as compared to approximately $1.1 million for the same period in 2017. This decrease was related primarily to decreased costs from our clinical partner Precigen, Inc., a wholly owned subsidiary of Intrexon Corporation, of approximately $0.6 million, as substantially all of the costs of the pre- clinical phase of the FCX-013 program were incurred at the end of 2017, while the first six months of 2018 has been used for clinical trial start-up activities. Selling, general and administrative expenses of approximately $3.2 million were comparable for each of the six months ended June 30, 2018 and 2017. Fibrocell used approximately $7.5 million in cash for operations during the six months ended June 30, 2018, and used approximately $9.0 million in cash for operations during the six months ended June 30, 2017. As of June 30, 2018, the Company had cash and cash equivalents of approximately $15.4 million and working capital of approximately $13.8 million. In addition, and as described in the Corporate highlights section of this release, the Company closed a registered direct public offering and a concurrent private placement in July 2018. The net proceeds of these offerings were approximately $3.5 million. The Company believes that its cash and cash equivalents will be sufficient to fund operations into the fourth quarter of 2019. Conference Call and Webcast To participate on the live call, please dial 888-220-8451 (domestic) or +1-323-794-2588 (international), and provide the conference code 2893286 five to ten minutes before the start of the call. The conference call will also be webcast live under the investor relations section of Fibrocell's website at www.fibrocell.com/investors/events and will be archived there for 30 days following the call. About Fibrocell

Fibrocell is an autologous cell and gene therapy company translating personalized biologics into medical breakthroughs for diseases affecting the skin and connective tissue. Fibrocell’s most advanced product candidate, FCX-007, is the subject of a Phase 1/2 clinical trial for the treatment of RDEB. Fibrocell is also developing FCX-013, the Company’s product candidate for the treatment of moderate to severe localized scleroderma. Fibrocell’s gene therapy portfolio is being developed in collaboration with Precigen, Inc., a wholly owned subsidiary of Intrexon Corporation (NYSE: XON), a leader in synthetic biology. For more information, visit www.fibrocell.com or follow Fibrocell on Twitter at @Fibrocell. Trademarks Fibrocell®, the Fibrocell logo, and Fibrocell Science® are trademarks of Fibrocell Science, Inc. and/or its affiliates. All other names may be trademarks of their respective owners. Forward-Looking Statements This press release contains, and our officers and representatives may from time to time make, statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: Fibrocell’s expectations regarding the exploration of strategic alternatives; the timing of dosing and reporting of interim data and trial updates for its Phase 1/2 clinical trial of FCX-007; the completion of enrollment in the Phase 2 portion of its Phase 1/2 clinical trial of FCX-007; the initiation of the Phase 1 portion of its Phase 1/2 clinical trial for FCX-013; the potential for FCX-007 and FCX-013 to receive Priority Review Vouchers upon market authorization; the potential advantages of Fibrocell’s product candidates; the sufficiency of the Company’s cash and cash equivalents to fund operations into the fourth quarter of 2019 and other statements regarding Fibrocell’s future operations, financial performance and financial position, prospects, strategies, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated herein including, among others: uncertainties associated with being able to identify, evaluate and complete any strategic transaction or alternative; the impact of the announcement of the Board of Directors’ review of strategic alternatives, as well as any strategic transaction or alternative that may be pursued, on the Company's business, including its financial and operating results and its employees; that interim clinical trial results are not necessarily indicative of final clinical results and final clinical trial results may not be positive with regard to safety or efficacy of FCX- 007 or FCX-013; uncertainties and delays relating to the initiation, enrollment and completion of pre-clinical studies and clinical trials; whether pre-clinical study and clinical trial results will validate and support the safety and efficacy of Fibrocell’s product candidates; unanticipated or excess costs relating to the development of Fibrocell’s gene therapy product candidates; Fibrocell’s ability to obtain additional capital to continue to fund operations; Fibrocell’s ability to maintain its collaboration with Precigen, Inc.; and the risks, uncertainties and other factors discussed under the caption “Item 1A. Risk Factors” in Fibrocell’s most recent Form 10-K filing and Form 10-Q filings. As a result, you are cautioned not to place undue reliance on any forward-looking statements. While Fibrocell may update certain forward-looking statements from time to time, Fibrocell specifically disclaims any obligation to do so, whether as a result of new information, future developments or otherwise. # # # Investor & Media Relations Contact: Karen Casey 484.713.6133 kcasey@fibrocell.com

Fibrocell Science, Inc. Condensed Consolidated Statements of Operations (unaudited) ($ in thousands, except share and per share data) Six Months Ended June 30, 2018 2017 Total revenues $ — $ — Total cost of revenue — — Gross profit (loss) — — Research and development expense 3,060 3,143 Research and development expense - related party (see Note 8) (197) 3,187 Selling, general and administrative expense 3,195 3,151 Operating loss (6,058) (9,481) Other income (expense): Warrant revaluation income (expense) 326 (9,723) Derivative revaluation income 179 541 Interest expense (381) (368) Other income, net 139 6 Loss before income taxes (5,795) (19,025) Income taxes — — Net loss (5,795) (19,025) Dividend paid in-kind to preferred stockholders (165) (100) Deemed dividend on preferred stock (see Note 10) (247) (3,870) Net loss attributable to common stockholders $ (6,207) $ (22,995) Per Share Information: Net loss: Basic $ (1.03) $ (7.82) Diluted $ (1.03) $ (7.82) Weighted average number of common shares outstanding: Basic 6,026,454 2,940,763 Diluted 6,026,454 2,940,763 Condensed Consolidated Balance Sheets Data: June 30, December 31, 2018 2017 Cash and cash equivalents $ 15,410 $ 17,417 Working capital 13,817 13,477 Total assets 17,278 19,411 Warrant liability, long term 747 1,073 Total liabilities 7,910 10,404 Total stockholders’ equity 9,368 9,007